UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On April 18, 2017, Guenter W. Berger and Hamideh Assadi each provided notice to the Board of Directors (the “Board”) of Farmer Bros. Co. (the “Company”) of their intent not to stand for re-election at the Company’s 2017 Annual Meeting of Stockholders. Their intent not to stand for re-election is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On April 24, 2017, the Company issued a press release announcing Mr. Berger’s and Ms. Assadi’s notice of their intent not to stand for re-election, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events.
On April 18, 2017, the Board determined to call a special meeting of stockholders (the “Special Meeting”) for the purpose of: (i) approving an amendment to the Company’s Certificate of Incorporation to increase the maximum number of members that may constitute the Board from seven to nine; (ii) approving a long-term incentive compensation plan for the benefit of eligible employees and directors of the Company and its affiliates; and (iii) transacting such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof. The Special Meeting will be held on June 20, 2017, at 10:00 a.m. Central Time, at the Marriott Hotel & Golf Club at Champions Circle, 3300 Championship Parkway, Fort Worth, Texas 76177. The Board has fixed the close of business on May 16, 2017 as the record date for the determination of stockholders entitled to vote at the Special Meeting.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated April 24, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    April 24, 2017

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated April 24, 2017.